FS ENERGY &
POWER FUND
A Business Development Company



Case Study

Plains Offshore Operations Inc. (“POI”)

FS Energy & Power Fund invests $20.2 million in an offshore drilling investment with preferred equity and warrants.

FS Energy & Power Fund (FSEP) is a business development company that invests primarily in securities of private energy companies. This case study describes Plains Offshore Operations Inc., one of the Fund’s holdings.

Case Study

Plains Offshore Operations Inc. ("POI")

The Need – About Plains Offshore Operations

Plains Exploration & Production Company (NYSE: PXP) is a Houston-based oil and gas development and production company with a successful history of developing oil and gas projects. The Gulf of Mexico holds a significant amount of untapped oil and natural gas reserves. Developing these reserves, however, requires substantial capital and technological expertise.

In December of 2011, PXP sought $450 million in financing for the development of their offshore oil reserve assets in the deepwater Gulf of Mexico. FSEP participated in an investment solution that provided PXP with the capital crucial to developing these oil deposits yet still met FSEP's investment objectives of providing investors with a base credit return (current income) and the potential for upside.

The Structure

Plains Exploration controlled stakes in several offshore, partially developed oil fields, including two separate fields named Lucius and Phobos. The stakes in these fields serve as protection for FSEP's investment. PXP contributed these offshore assets to a new subsidiary, POI. FSEP then invested $20.2 million in the preferred equity of POI. The investment provides FSEP with a current coupon plus the option to convert the preferred equity into the common equity of POI.

Investment Structure



Plains Exploration & Production Company (NYSE: PXP)
FS ENERGY & POWER FUND
A Business Development Company
Contributed Assets
Lucius and Phobos Oil Fields
$20.2 M
Investment
8% Current Coupon* with Warrants
Plus the Option to Convert Preferred
Equity into Common Equity
Plains Offshore Operations Inc. (POI)

* There can be no assurance that FSEP will receive the stated preferred equity coupon or that it will recognize any additional return through its conversion rights and warrants.



Sub-Sector:

Upstream

Portfolio Weighting:

4.8%

as of September 30, 2012

The Protection – Base Credit Return

- The preferred equity investment pays FSEP an 8% coupon.*
- As an added layer of protection, FSEP's investment has a significant cushion against potential losses as the preferred equity investment is senior to POI's common equity.
- In the event of a sale or liquidation, FSEP is entitled to recoup its initial investment plus any unpaid dividends plus an additional 25% above its purchase price before Plains Exploration receives any payment.
- It is estimated that the Lucius field contains substantial oil reserves. The value of these reserves provides significant asset coverage.
- Finally, POI is restricted from incurring any additional senior financing beyond what is currently in place without approval from the preferred equity shareholders.

FSEP's investment illustrates **the alignment of interests between the investor and the borrower.**

The Participation – Equity Upside

- FSEP can convert its pro-rata portion of the preferred equity position at any point in time into the common equity in POI.
- In addition, FSEP received warrants that provide the right to purchase additional ownership in POI.
- Between converting the preferred equity to common equity and the ability to exercise warrants, FSEP is well-positioned to participate in any potential upside resulting from the development of the POI offshore oil fields.

The Bottom Line

FSEP's investment in POI illustrates the alignment of interests between the investor (FSEP) and the borrower. To the extent the development of the Lucius and Phobos fields are successful, FSEP, and in turn the Fund's investors, will benefit.

Risk Factors:

As with any investment there are risks associated with the transaction. Some of the risks specific to this transaction include:

- Inclement weather and cost overruns related to development of the Lucius and Phobos fields could reduce POI's profitability.
- A significant decline in commodity prices could make production of the Lucius and Phobos fields less economic.
- An unintended release of hydrocarbons due to poor safety procedures may result in liabilities in excess of insurance coverage.
- Upon well completion, the assets may not produce as anticipated in spite of POI's best efforts to ascertain their viability beforehand. This is known as reserve risk.

An investment in the common shares of FSEP involves a high degree of risk and may be considered speculative. The following are some of the risks an investment in our common share involves, however, you should carefully consider all of the information found in the section of our prospectus entitled "Risk Factors" before deciding to invest in our common shares.

- Because there is no public trading market for our common shares and we are not obligated to effectuate a liquidity event by a specified date, it will be difficult for you to sell your common shares. While we intend to conduct quarterly tender offers for our common shares, only a limited number of our common shares will be eligible for repurchase and we may suspend or terminate the share repurchase program at any time.
- The amount of any distributions we may make is uncertain. Our distribution proceeds have exceeded, and in the future may exceed, our net investment income, particularly during the period before we have substantially invested the net proceeds from this offering. Therefore, portions of the distributions that we make may represent a return of capital to you for tax purposes.
- Our investment policy is to invest, under normal circumstances, at least 80% of our assets in securities of energy and power companies. The revenues, income (or losses) and valuations of energy and power companies can fluctuate suddenly and dramatically due to a number of environmental, regulatory, political and general market risks, which will impact our financial performance.
- An investment strategy focused primarily on privately-held companies presents certain challenges, including the lack of available information about these companies.
- Investing in small and middle market companies involves a number of significant risks, any one of which could have a material adverse effect on our operating results.
- A lack of liquidity in certain of our investments may adversely affect our business.
- We are subject to financial market risks, including changes in interest rates, which may have a substantial negative impact on our investments.
- We have borrowed funds to make investments, which increases the volatility of our investments and may increase the risks of investing in our securities.
- We have limited operating history and are subject to the business risks and uncertainties associated with any new business.
- This is a "best efforts" offering and if we are unable to raise substantial funds then we will be more limited in the number and type of investments we may make.
- This sales and advertising material is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer and sale is not permitted.

No offering is made except by a prospectus filed with the Department of Law of the State of New York. Neither the SEC, the Attorney-General of the State of New York nor any other state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

www.fsenergyandpowerfund.com

FS Energy & Power Fund is sponsored by Franklin Square Capital Partners, a national distributor and sponsor of alternative investment products for the investing public. Franklin Square distributes its sponsored financial products to the broker-dealer community through its affiliated wholesaling broker-dealer, FS² Capital Partners, LLC (Member FINRA/SIPC).

FS² CAPITAL PARTNERS

MEMBER FINRA/SIPC

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877-372-9880 | www.fs2cap.com | Member FINRA/SIPC

Franklin Square Capital Partners is not affiliated with Franklin Resources/Franklin Templeton Investments or the Franklin Funds.